Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports All-Time Record

New Retail Unit Sales and Q3 Total Gross Profit

CHARLOTTE, N.C. – October 21, 2014 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported net income from continuing operations for the third quarter of 2014 of $24.6 million, or $0.47 per fully diluted share. Net income from continuing operations for the third quarter of 2013 was $24.7 million, or $0.46 per fully diluted share. Results for the third quarter of 2014 include a net pre-tax gain of approximately $0.8 million, or $0.01 per diluted share, related to a gain on disposal of franchises, partially offset by severe storm damage and impairment charges.

Results for the third quarter of 2014 include pre-tax expenses of approximately $3.1 million, or $0.04 per diluted share, and $3.6 million, or $0.05 per diluted share, related to the Company’s One Sonic-One Experience and EchoPark® initiatives, respectively. Results related to these initiatives for the third quarter of 2013 include pre-tax expenses of approximately $1.5 million, or $0.02 per diluted share, for One Sonic-One Experience, and $1.7 million, or $0.02 per diluted share, related to EchoPark®.

Q3 2014 Highlights:

•	All-time record new retail unit sales of 36,301 units, up 6.5% over the prior year quarter

•	New retail revenue up $93.1 million, or 7.6%, over the prior year quarter

•	Pre-owned revenue up $23.7 million, or 4.2%, over the prior year quarter

•	All-time record pre-owned gross profit of $41.2 million, an increase of 5.8% over the prior year quarter

•	Pre-owned unit sales per store per month were 90 units for Q3 2014

•	Q3 record fixed operations gross profit in 2014 of $155.3 million, up $6.1 million, or 4.1%, over the prior year quarter

•	Total gross profit in Q3 2014 was also a third quarter record of $341.5 million, up $15.4 million, or 4.7%, over the prior year quarter

B. Scott Smith, the Company’s President, noted, “Our team worked very hard during the third quarter and it definitely paid off. We were able to deliver record-breaking results while still driving forward with our EchoPark® and One Sonic-One Experience initiatives. Initial results from our One Sonic-One Experience test store in Charlotte met our expectations and we plan to continue the rollout of this initiative to the entire Charlotte market in the fourth quarter. The fourth quarter also involves our grand opening of EchoPark® in Denver which we believe, together with our One Sonic-One Experience initiative, will transform the retail automotive buying experience. In addition, during the quarter, we repurchased approximately 1.2 million Class A common shares in open market transactions, reinforcing our commitment to return capital to shareholders. At the end of the third quarter, we had approximately $93 million of remaining share repurchase authorization.”

Jeff Dyke, Sonic’s EVP of Operations, stated, “Our strategy to manage the combination of our revenue streams in order to maximize overall gross profit dollars worked well during the quarter.

We drove volume in new retail units that in turn contributed incremental fixed operations and F&I gross profit dollars. The result yielded overall gross profit of $341.5 million, a third quarter record for our Company. We are excited about how this strategy dovetails nicely into our One Sonic-One Experience initiative. At our test store in Charlotte, we increased our market share from approximately 13.1% to 20.8% during the rollout period. We have utilized our inventory and pricing models to remain competitive and increase market share and store profitability. The customer feedback we’ve received has also been tremendous, further validating our assertion that we are fulfilling a customer need that currently is not met in our space.”

Third Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 76537423

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 76537423

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated future success and impacts from the implementation of our planned customer experience and stand-alone pre-owned store initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2013. The Company does not undertake any obligation to update forward-looking information.

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Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400
C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures (the “Adjusted” columns) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the “Reported” columns) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Third Quarter Ended September 30, 2014				Third Quarter Ended September 30, 2013
	Reported	Adjustments		Adjusted	Reported	Adjustments	Adjusted
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,312,592	$—		$1,312,592	$1,219,525	$—	$1,219,525
Fleet vehicles	15,245	—		15,245	41,745	—	41,745

Total new vehicles	1,327,837	—		1,327,837	1,261,270	—	1,261,270
Used vehicles	583,570	—		583,570	559,848	—	559,848
Wholesale vehicles	41,433	—		41,433	42,731	—	42,731

Total vehicles	1,952,840	—		1,952,840	1,863,849	—	1,863,849
Parts, service and collision repair	325,740	—		325,740	309,600	—	309,600
Finance, insurance and other, net	77,024	—		77,024	68,747	—	68,747

Total revenues	2,355,604	—		2,355,604	2,242,196	—	2,242,196
Gross profit	341,489	—		341,489	326,081	—	326,081
Selling, general and administrative expenses	(270,144)	(1,044	)(1)	(271,188)	(254,564)	—	(254,564)
Impairment charges	(208)	207	(2)	(1)	(18)	—	(18)
Depreciation and amortization	(14,235)	—		(14,235)	(13,744)	—	(13,744)

Operating income (loss)	56,902	(837)		56,065	57,755	—	57,755
Other income (expense):
Interest expense, floor plan	(4,406)	—		(4,406)	(5,463)	—	(5,463)
Interest expense, other, net	(12,893)	—		(12,893)	(13,553)	—	(13,553)
Other income (expense), net	(1)	—		(1)	29	—	29

Total other income (expense)	(17,300)	—		(17,300)	(18,987)	—	(18,987)

Income (loss) from continuing operations before taxes	39,602	(837)		38,765	38,768	—	38,768
Provision for income taxes - benefit (expense)	(15,045)	327		(14,718)	(14,066)	—	(14,066)

Income (loss) from continuing operations	24,557	(510)		24,047	24,702	—	24,702

Income (loss) from discontinued operations	155	(845	)(3)	(690)	(1,375)	—	(1,375)

Net income (loss)	$24,712	$(1,355)		$23,357	$23,327	$—	$23,327

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.47	$(0.01)		$0.46	$0.46	$—	$0.46
Earnings (loss) per share from discontinued operations	—	(0.02)		(0.02)	(0.02)	—	(0.02)

Earnings (loss) per common share	$0.47	$(0.03)		$0.44	$0.44	$—	$0.44

Weighted average common shares outstanding	52,553			52,553	52,918		52,918

Gross Margin Data (Continuing Operations):
New retail vehicles	5.3%			5.3%	5.9%		5.9%
Fleet vehicles	0.6%			0.6%	2.5%		2.5%
Total new vehicles	5.2%			5.2%	5.7%		5.7%
Used vehicles	7.1%			7.1%	7.0%		7.0%
Wholesale vehicles	(2.6%)			(2.6%)	(7.5%)		(7.5%)
Parts, service and collision repair	47.7%			47.7%	48.2%		48.2%
Finance, insurance and other	100.0%			100.0%	100.0%		100.0%
Overall gross margin	14.5%			14.5%	14.5%		14.5%

SG&A Expenses (Continuing Operations):
Compensation (4)	$163,230				$151,683
Advertising	14,045				14,132
Rent	18,145				18,901
Other (5)	74,724				69,848

Total SG&A expenses	$270,144	$1,044		$271,188	$254,564	$—	$254,564
SG&A expenses as % of gross profit	79.1%			79.4%	78.1%		78.1%

Operating Margin %	2.4%			2.4%	2.6%		2.6%

Unit Data (Continuing Operations):
New retail units	36,301				34,087
Fleet units	473				1,451

Total new units	36,774				35,538
Used units	27,536				27,632
Wholesale units	7,916				7,641

(1)	Represents gain on disposal of dealerships, offset partially by severe storm damage charges.
(2)	Represents property and equipment impairment charges.
(3)	Represents lease exit adjustments, net of tax.
(4)	Included in SG&A Compensation expense are amounts attributable to the Echopark® initiative of $1.9 million and $0.6 million in the third quarter of 2014 and 2013, respectively.
(5)	Included in SG&A Other expense are amounts attributable to the Echopark® initiative of $1.7 million and $1.1 million in the third quarter of 2014 and 2013, respectively.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

	Nine Months Ended September 30, 2014				Nine Months Ended September 30, 2013
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$3,708,114	$—		$3,708,114	$3,520,343	$—		$3,520,343
Fleet vehicles	65,120	—		65,120	131,143	—		131,143

Total new vehicles	3,773,234	—		3,773,234	3,651,486	—		3,651,486
Used vehicles	1,747,254	—		1,747,254	1,625,006	—		1,625,006
Wholesale vehicles	127,797	—		127,797	134,556	—		134,556

Total vehicles	5,648,285	—		5,648,285	5,411,048	—		5,411,048
Parts, service and collision repair	973,646	—		973,646	913,290	—		913,290
Finance, insurance and other, net	223,340	—		223,340	203,461	—		203,461

Total revenues	6,845,271	—		6,845,271	6,527,799	—		6,527,799
Gross profit	1,017,436	—		1,017,436	962,907	—		962,907
Selling, general and administrative expenses	(803,031)	(6,954	)(1)	(809,985)	(748,479)	—		(748,479)
Impairment charges	(215)	207	(2)	(8)	(69)	—		(69)
Depreciation and amortization	(43,047)	—		(43,047)	(39,020)	—		(39,020)

Operating income (loss)	171,143	(6,747)		164,396	175,339	—		175,339
Other income (expense):
Interest expense, floor plan	(13,941)	—		(13,941)	(16,267)	—		(16,267)
Interest expense, other, net	(40,576)	—		(40,576)	(42,302)	788	(4)	(41,514)
Other income (expense), net	98	—		98	(28,143)	28,235	(5)	92

Total other income (expense)	(54,419)	—		(54,419)	(86,712)	29,023		(57,689)

Income (loss) from continuing operations before taxes	116,724	(6,747)		109,977	88,627	29,023		117,650
Provision for income taxes - benefit (expense)	(45,122)	2,631		(42,491)	(33,510)	(11,320)		(44,830)

Income (loss) from continuing operations	71,602	(4,116)		67,486	55,117	17,703		72,820

Income (loss) from discontinued operations	(511)	(845	)(3)	(1,356)	(1,582)	—		(1,582)

Net income (loss)	$71,091	$(4,961)		$66,130	$53,535	$17,703		$71,238

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$1.35	$(0.08)		$1.27	$1.03	$0.34		$1.37
Earnings (loss) per share from discontinued operations	(0.01)	(0.01)		(0.02)	(0.03)	—		(0.03)

Earnings (loss) per common share	$1.34	$(0.09)		$1.25	$1.00	$0.34		$1.34

Weighted average common shares outstanding	52,808			52,808	52,930			52,930

Gross Margin Data (Continuing Operations):
New retail vehicles	5.6%			5.6%	5.8%			5.8%
Fleet vehicles	2.1%			2.1%	2.7%			2.7%
Total new vehicles	5.6%			5.6%	5.7%			5.7%
Used vehicles	6.8%			6.8%	7.1%			7.1%
Wholesale vehicles	(2.0%)			(2.0%)	(4.7%)			(4.7%)
Parts, service and collision repair	48.0%			48.0%	48.7%			48.7%
Finance, insurance and other	100.0%			100.0%	100.0%			100.0%
Overall gross margin	14.9%			14.9%	14.8%			14.8%

SG&A Expenses (Continuing Operations):
Compensation (6)	$483,493				$449,791
Advertising	42,027				41,282
Rent	55,324				56,344
Other (7)	222,187				201,062

Total SG&A expenses	$803,031	$6,954		$809,985	$748,479	$—		$748,479
SG&A expenses as % of gross profit	78.9%			79.6%	77.7%			77.7%

Operating Margin %	2.5%			2.4%	2.7%			2.7%

Unit Data (Continuing Operations):
New retail units	101,177				98,362
Fleet units	2,133				4,661

Total new units	103,310				103,023
Used units	83,707				80,700
Wholesale units	23,034				23,291

(1)	Represents gain on disposal of dealerships, offset partially by severe storm damage charges and legal expenses.
(2)	Represents property and equipment impairment charges.
(3)	Represents lease exit adjustments, net of tax.
(4)	Represents double-carry interest on 9.0% Notes.
(5)	Represents loss on extinguishment of 9.0% Notes.
(6)	Included in SG&A Compensation expense are amounts attributable to the Echopark® initiative of $4.6 million and $1.7 million in the nine months ended September 30, 2014 and 2013, respectively.
(7)	Included in SG&A Other expense are amounts attributable to the Echopark® initiative of $4.0 million and $1.6 million in the nine months ended September 30, 2014 and 2013, respectively.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Third Quarter Ended September 30, 2014
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Average		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,070	$24,557		$155		$24,712
Effect of participating securities:
Non-vested restricted stock and stock units		(79)		—		(79)

Basic earnings (loss) and shares	52,070	$24,478	$0.47	$155	$—	$24,633	$0.47
Effect of dilutive securities:
Stock compensation plans	483

Diluted earnings (loss) and shares	52,553	$24,478	$0.47	$155	$—	$24,633	$0.47

Adjustments (net of tax):
Severe storm damage		$1,317	$0.03	$—	$—	$1,317	$0.03
Gain on disposal of franchises		(1,953)	(0.04)	—	—	(1,953)	(0.04)
Impairment charges		126	—	—	—	126	—
Lease exit adjustments		—	—	(845)	(0.02)	(845)	(0.02)

Total adjustments		$(510)	$(0.01)	$(845)	$(0.02)	$(1,355)	$(0.03)

Adjusted:

Diluted earnings (loss) per share (1)			$0.46		$(0.02)		$0.44

(1)	Expenses attributable to the Echopark® initiative were $0.05 per fully diluted share in the third quarter of 2014.

	Third Quarter Ended September 30, 2013
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,553	$24,702		$(1,375)		$23,327
Effect of participating securities:
Non-vested restricted stock and stock units		(172)		—		(172)

Basic earnings (loss) and shares	52,553	$24,530	$0.47	$(1,375)	$(0.03)	$23,155	$0.44
Effect of dilutive securities:
Stock compensation plans	365

Diluted earnings (loss) and shares	52,918	$24,530	$0.46	$(1,375)	$(0.02)	$23,155	$0.44

Adjusted:

Diluted earnings (loss) per share (2)			$0.46		$(0.02)		$0.44

(2)	Expenses attributable to the Echopark® initiative were $0.02 per fully diluted share in the third quarter of 2013.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Nine Months Ended September 30, 2014
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,333	$71,602		$(511)		$71,091
Effect of participating securities:
Non-vested restricted stock and stock units		(229)		—		(229)

Basic earnings (loss) and shares	52,333	$71,373	$1.36	$(511)	$(0.01)	$70,862	$1.35
Effect of dilutive securities:
Stock compensation plans	475

Diluted earnings (loss) and shares	52,808	$71,373	$1.35	$(511)	$(0.01)	$70,862	$1.34

Adjustments (net of tax):
Severe storm damage and legal		$2,157	$0.04	$—	$—	$2,157	$0.04
Gain on disposal of franchises		(6,399)	(0.12)	—	—	(6,399)	(0.12)
Impairment charges		126	—	—	—	126	—
Lease exit adjustments		—	—	(845)	(0.01)	(845)	(0.01)

Total adjustments		$(4,116)	$(0.08)	$(845)	$(0.01)	$(4,961)	$(0.09)

Adjusted:

Diluted earnings (loss) per share (3)			$1.27		$(0.02)		$1.25

(3)	Expenses attributable to the Echopark® initiative were $0.10 per fully diluted share in the nine months ended September 30, 2014.

	Nine Months Ended September 30, 2013
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,578	$55,117		$(1,582)		$53,535
Effect of participating securities:
Non-vested restricted stock and stock units		(393)		—		(393)

Basic earnings (loss) and shares	52,578	$54,724	$1.04	$(1,582)	$(0.03)	$53,142	$1.01
Effect of dilutive securities:
Stock compensation plans	352

Diluted earnings (loss) and shares	52,930	$54,724	$1.03	$(1,582)	$(0.03)	$53,142	$1.00

Adjustments (net of tax):
Double-carry interest		$480	$0.01	$—	$—	$480	$0.01
Debt extinguishment charges		17,223	0.33	—	—	17,223	0.33

Total adjustments		$17,703	$0.34	$—	$—	$17,703	$0.34

Adjusted:

Diluted earnings (loss) per share (4)			$1.37		$(0.03)		$1.34

(4)	Expenses attributable to the Echopark® initiative were $0.04 per fully diluted share in the nine months ended September 30, 2013.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,327,837	$1,261,270	$66,567	5.3%
Gross profit	$69,026	$72,408	$(3,382)	(4.7%)
Unit sales	36,774	35,538	1,236	3.5%
Revenue per unit	$36,108	$35,491	$617	1.7%
Gross profit per unit	$1,877	$2,037	$(160)	(7.9%)
Gross profit as a % of revenue	5.2%	5.7%	(50)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$3,773,234	$3,651,486	$121,748	3.3%
Gross profit	$209,892	$206,668	$3,224	1.6%
Unit sales	103,310	103,023	287	0.3%
Revenue per unit	$36,523	$35,443	$1,080	3.0%
Gross profit per unit	$2,032	$2,006	$26	1.3%
Gross profit as a % of revenue	5.6%	5.7%	(10)	bps

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,310,138	$1,235,089	$75,049	6.1%
Gross profit	$67,766	$70,602	$(2,836)	(4.0%)
Unit sales	36,443	34,992	1,451	4.1%
Revenue per unit	$35,950	$35,296	$654	1.9%
Gross profit per unit	$1,860	$2,018	$(158)	(7.8%)
Gross profit as a % of revenue	5.2%	5.7%	(50)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$3,673,608	$3,586,365	$87,243	2.4%
Gross profit	$203,132	$202,181	$951	0.5%
Unit sales	101,392	101,663	(271)	(0.3%)
Revenue per unit	$36,232	$35,277	$955	2.7%
Gross profit per unit	$2,003	$1,989	$14	0.7%
Gross profit as a % of revenue	5.5%	5.6%	(10)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$583,570	$559,848	$23,722	4.2%
Gross profit	$41,245	$38,976	$2,269	5.8%
Unit sales	27,536	27,632	(96)	(0.3%)
Revenue per unit	$21,193	$20,261	$932	4.6%
Gross profit per unit	$1,498	$1,411	$87	6.2%
Gross profit as a % of revenue	7.1%	7.0%	10	bps

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,747,254	$1,625,006	$122,248	7.5%
Gross profit	$119,412	$114,615	$4,797	4.2%
Unit sales	83,707	80,700	3,007	3.7%
Revenue per unit	$20,873	$20,136	$737	3.7%
Gross profit per unit	$1,427	$1,420	$7	0.5%
Gross profit as a % of revenue	6.8%	7.1%	(30)	bps

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$569,226	$544,018	$25,208	4.6%
Gross profit	$40,617	$38,074	$2,543	6.7%
Unit sales	27,000	26,953	47	0.2%
Revenue per unit	$21,082	$20,184	$898	4.4%
Gross profit per unit	$1,504	$1,413	$91	6.4%
Gross profit as a % of revenue	7.1%	7.0%	10	bps

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,677,794	$1,580,336	$97,458	6.2%
Gross profit	$115,743	$111,673	$4,070	3.6%
Unit sales	80,928	78,785	2,143	2.7%
Revenue per unit	$20,732	$20,059	$673	3.4%
Gross profit per unit	$1,430	$1,417	$13	0.9%
Gross profit as a % of revenue	6.9%	7.1%	(20)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$41,433	$42,731	$(1,298)	(3.0%)
Gross profit (loss)	$(1,086)	$(3,197)	$2,111	66.0%
Unit sales	7,916	7,641	275	3.6%
Revenue per unit	$5,234	$5,592	$(358)	(6.4%)
Gross profit (loss) per unit	$(137)	$(418)	$281	67.2%
Gross profit (loss) as a % of revenue	(2.6%)	(7.5%)	490	bps

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$127,797	$134,556	$(6,759)	(5.0%)
Gross profit (loss)	$(2,493)	$(6,343)	$3,850	60.7%
Unit sales	23,034	23,291	(257)	(1.1%)
Revenue per unit	$5,548	$5,777	$(229)	(4.0%)
Gross profit (loss) per unit	$(108)	$(272)	$164	60.3%
Gross profit (loss) as a % of revenue	(2.0%)	(4.7%)	270	bps

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$40,894	$42,141	$(1,247)	(3.0%)
Gross profit (loss)	$(1,043)	$(3,105)	$2,062	66.4%
Unit sales	7,829	7,545	284	3.8%
Revenue per unit	$5,223	$5,585	$(362)	(6.5%)
Gross profit (loss) per unit	$(133)	$(412)	$279	67.7%
Gross profit (loss) as a % of revenue	(2.6%)	(7.4%)	480	bps

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$123,962	$132,528	$(8,566)	(6.5%)
Gross profit (loss)	$(2,262)	$(6,019)	$3,757	62.4%
Unit sales	22,509	22,987	(478)	(2.1%)
Revenue per unit	$5,507	$5,765	$(258)	(4.5%)
Gross profit (loss) per unit	$(100)	$(262)	$162	61.8%
Gross profit (loss) as a % of revenue	(1.8%)	(4.5%)	270	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$141,458	$137,106	$4,352	3.2%
Warranty	48,431	45,405	3,026	6.7%
Wholesale parts	46,983	43,349	3,634	8.4%
Internal, sublet and other	88,868	83,740	5,128	6.1%

Total	$325,740	$309,600	$16,140	5.2%

Gross profit
Customer pay	$77,546	$75,203	$2,343	3.1%
Warranty	26,254	24,374	1,880	7.7%
Wholesale parts	8,122	7,881	241	3.1%
Internal, sublet and other	43,358	41,689	1,669	4.0%

Total	$155,280	$149,147	$6,133	4.1%

Gross profit as a % of revenue
Customer pay	54.8%	54.9%	(10)	bps
Warranty	54.2%	53.7%	50	bps
Wholesale parts	17.3%	18.2%	(90)	bps
Internal, sublet and other	48.8%	49.8%	(100)	bps

Total	47.7%	48.2%	(50)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$427,620	$407,252	$20,368	5.0%
Warranty	142,072	137,489	4,583	3.3%
Wholesale parts	142,071	124,870	17,201	13.8%
Internal, sublet and other	261,883	243,679	18,204	7.5%

Total	$973,646	$913,290	$60,356	6.6%

Gross profit
Customer pay	$235,151	$224,485	$10,666	4.8%
Warranty	77,163	74,657	2,506	3.4%
Wholesale parts	24,590	23,158	1,432	6.2%
Internal, sublet and other	130,381	122,206	8,175	6.7%

Total	$467,285	$444,506	$22,779	5.1%

Gross profit as a % of revenue
Customer pay	55.0%	55.1%	(10)	bps
Warranty	54.3%	54.3%	0	bps
Wholesale parts	17.3%	18.5%	(120)	bps
Internal, sublet and other	49.8%	50.2%	(40)	bps

Total	48.0%	48.7%	(70)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$137,639	$133,451	$4,188	3.1%
Warranty	47,383	44,118	3,265	7.4%
Wholesale parts	45,945	42,649	3,296	7.7%
Internal, sublet and other	87,166	81,964	5,202	6.3%

Total	$318,133	$302,182	$15,951	5.3%

Gross profit
Customer pay	$75,546	$73,255	$2,291	3.1%
Warranty	25,766	23,660	2,106	8.9%
Wholesale parts	7,859	7,717	142	1.8%
Internal, sublet and other	42,411	40,498	1,913	4.7%

Total	$151,582	$145,130	$6,452	4.4%

Gross profit as a % of revenue
Customer pay	54.9%	54.9%	0	bps
Warranty	54.4%	53.6%	80	bps
Wholesale parts	17.1%	18.1%	(100)	bps
Internal, sublet and other	48.7%	49.4%	(70)	bps

Total	47.6%	48.0%	(40)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$408,504	$398,444	$10,060	2.5%
Warranty	136,337	133,952	2,385	1.8%
Wholesale parts	137,461	123,360	14,101	11.4%
Internal, sublet and other	253,720	238,881	14,839	6.2%

Total	$936,022	$894,637	$41,385	4.6%

Gross profit
Customer pay	$225,232	$219,888	$5,344	2.4%
Warranty	74,190	73,048	1,142	1.6%
Wholesale parts	23,343	22,808	535	2.3%
Internal, sublet and other	125,740	119,252	6,488	5.4%

Total	$448,505	$434,996	$13,509	3.1%

Gross profit as a % of revenue
Customer pay	55.1%	55.2%	(10)	bps
Warranty	54.4%	54.5%	(10)	bps
Wholesale parts	17.0%	18.5%	(150)	bps
Internal, sublet and other	49.6%	49.9%	(30)	bps

Total	47.9%	48.6%	(70)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$77,024	$68,747	$8,277	12.0%
Gross profit per retail unit (excludes fleet)	$1,207	$1,114	$93	8.3%

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$223,340	$203,461	$19,879	9.8%
Gross profit per retail unit (excludes fleet)	$1,208	$1,136	$72	6.3%

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$76,386	$67,611	$8,775	13.0%
Gross profit per retail unit (excludes fleet)	$1,213	$1,118	$95	8.5%

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$218,160	$200,589	$17,571	8.8%
Gross profit per retail unit (excludes fleet)	$1,211	$1,141	$70	6.1%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Third Quarter Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Reported:
Compensation	$163,230	$151,683	$(11,547)	(7.6%)
Advertising	14,045	14,132	87	0.6%
Rent	18,145	18,901	756	4.0%
Other	74,724	69,848	(4,876)	(7.0%)

Total	$270,144	$254,564	$(15,580)	(6.1%)

SG&A expenses as a % of gross profit
Compensation	47.8%	46.5%	(130)	bps
Advertising	4.1%	4.3%	20	bps
Rent	5.3%	5.8%	50	bps
Other	21.9%	21.5%	(40)	bps

Total	79.1%	78.1%	(100)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Reported:
Compensation	$483,493	$449,791	$(33,702)	(7.5%)
Advertising	42,027	41,282	(745)	(1.8%)
Rent	55,324	56,344	1,020	1.8%
Other	222,187	201,062	(21,125)	(10.5%)

Total	$803,031	$748,479	$(54,552)	(7.3%)

SG&A expenses as a % of gross profit
Compensation	47.5%	46.7%	(80)	bps
Advertising	4.1%	4.3%	20	bps
Rent	5.4%	5.9%	50	bps
Other	21.9%	20.8%	(110)	bps

Total	78.9%	77.7%	(120)	bps